CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 22, 2023, relating to the financial statements and financial highlights, which appears in Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Fund’s Annual Report on Form N-CSR for the year ended September 30, 2023. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 26, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 22, 2023, relating to the financial statements and financial highlights, which appears in Nicholas Partners Small Cap Growth Fund’s Annual Report on Form N-CSR for the year ended September 30, 2023. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 26, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 22, 2023, relating to the financial statements and financial highlights, which appears in Redwheel Global Emerging Equity Fund’s Annual Report on Form N-CSR for the year ended September 30, 2023. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 26, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated November 22, 2023, relating to the financial statements and financial highlights, which appears in SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund’s Annual Report on Form N-CSR for the year ended September 30, 2023. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 26, 2024